                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 17, 2002

                               EATON CORPORATION



-----------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



        Ohio                          1-1396                    34-0196300
---------------------             --------------           -------------------
(State or other                   (Commission               (I.R.S. Employer
 jurisdiction of                   File Number)            Identification No.)
 incorporation)


   Eaton Center
  Cleveland, Ohio                                              44114
--------------------                                  ----------------------
(Address of principal                                          Zip Code
 executive offices)


                                 (216) 523-5000
                               ------------------
                          Registrant's telephone number,
                               including area code

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Item 5.      Other Events.
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         On July 17, 2002, Eaton Corporation (the "Company") entered into a terms agreement and accompanying underwriting agreement (together, the "Underwriting Agreement") with Salomon Smith Barney Inc., J.P. Morgan Securities Inc., McDonald Investments, Inc. and Barclays Capital Inc.(the "Underwriters"). Pursuant to the Underwriting Agreement, the Company agreed to sell to the Underwriters, and the Underwriters agreed to buy from the Company, upon and subject to the terms and conditions set forth in the Underwriting Agreement, $300,000,000 of the Company's 5.75% Notes due 2012 (the "Notes").

         The Notes were registered pursuant to a Registration Statement on Form S-3 (File No. 333-74355), filed by the Company with the Securities and Exchange Commission ("Commission") on March 12, 1999, and made effective on May 26, 1999. Information concerning the Notes and related matters is set forth in the Prospectus dated November 10, 1999 and the Prospectus Supplement dated July 17, 2002 filed with the Commission pursuant to Rule 424(b) under the Securities Act of 1933 on July 19, 2002.

         Reference is made to the Underwriting Agreement filed as Exhibit 1(a) Hereto.

Item 7.  Financial Statements and Exhibits.
-------  ----------------------------------
         (c) Exhibits

1(a)     Form of Underwriting Agreement



                                   SIGNATURE
                                   ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                             EATON CORPORATION



                                             By /s/ R.E. Parmenter
                                               -------------------
                                               R.E. Parmenter
                                               Vice President
                                                and Treasurer


DATE: July 19, 2002

                                       2
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                           Current Report on Form 8-K

                               Eaton Corporation


                                 EXHIBIT INDEX
                                 -------------


                              Exhibit Description
                              -------------------

Exhibit
Number               Description
-------              -----------

1(a)                 Form of Underwriting Agreement



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